SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  April 3, 2002
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Arch Capital Group Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Bermuda                          0-26456                      N/A
--------------------------------------------------------------------------------
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation or
 organization)




              Wessex House, 45 Reid Street, Hamilton HM 12 Bermuda
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 296-8240

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events.

     On April 3, 2002, Arch Capital Group Ltd. (the "Company") entered into a Purchase Agreement covering the issue and sale by the Company of 6,500,000 common shares (plus an additional 975,000 common shares which may be issued and sold to cover over-allotments) of the Company, par value $0.01 (the "Shares"), a copy of which is attached to this Current Report on Form 8-K and filed herewith under Item 7 as Exhibit 1. The Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-82612).


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBIT NO.                  DESCRIPTION

1 Purchase Agreement, dated April 3, 2002, among the Company and Credit Suisse First Boston Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as the Representatives for the Underwriters named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                 ARCH CAPITAL GROUP LTD.
Date: April 3, 2002              By:  /s/ Louis T. Petrillo
                                      ------------------------------------------
                                      Name:  Louis T. Petrillo
                                      Title:  Senior Vice President, General
                                             Counsel and Secretary